                                                                  Exhibit 10.199

                       LOAN CONTRACT - SECURITY AGREEMENT
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Seller's Name and Address
DEERE CREDIT INC., PO BOX 6600, JOHNSTON, IA 50131-6600
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
Borrower's (Debtor's) Name (Last Name First) and                                    Borrower's (Debtor's) Name (Last Name First) and
Mailing Address (Including County and Zip)                                          Mailing Address (Including County and Zip)
MEADOW VALLEY CONTRACTORS, INC.
PO BOX 60726
PHOENIX AZ 85082-0726
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
Borrower's (Debtor's)        Borrower (Debtor)             Borrower (Debtor)              Place of Filing
Phone No.                    Resides in (County/State)     Agrees to Keep Goods in        (Town & State)
                                                           County/State
602-437-5400                 Arizona, Nevada, Utah         Arizona, Utah, Nevada           AZ-SOS
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Borrower's Social Security                                                                Name and Title of Signing Officer
Number (First Signer)                            Type of Business                            (If Corporation or L.L.C.)
or Tax Id Number

880171959                     Proprietor / /  Partner / /  Corporation /X/  LLC / /       BRAD LARSON - PRESIDENT
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I hereby apply to Deere Credit, Inc. for a loan of the Principal Balance shown below, and on the following items and conditions. The loan will be used to pay for the purchase from the Seller of the Equipment described below (the "Goods")
I agree that I have received the Goods.

PARTIES. In this agreement, the words "I", "me", and "my" mean the persons, whether one or more, who sign it as "Borrower(s)" (who is also known as "Debtor(s)"). Except for in the NOTICE TO BORROWER(S) at the bottom of the page, the words "Lender", "Secured Party", and "you" mean Deere Credit, Inc. or its assignee.

PROMISSORY NOTE: If this Loan Contract is accepted by Lender, I promise to pay to Lender the Principal Balance, as in Line 6 below, and finance charges thereon computed on the daily unpaid balance of the Principal Balance and to pay the installments as shown below, with such adjustments in the amount or number of installments as may be necessary to reflect actual finance charges earned. If more than one person signs this Agreement as "Borrower", we will be jointly and severally liable for all amounts due under this Agreement.

I REPRESENT THAT THE GOODS ARE BEING PURCHASED FOR A BUSINESS OR COMMERCIAL
PURPOSE.

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
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 Quantity    New/Used    Manufacturer   Model        Good (Equipment)               Product Identification No.  Delivered Cash Price
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
    1           U        JOHN DEERE     160L    Equity Add On #17 880171959 AA          P00160X040482                 $22,159.21
                                                Excavator Ins Value $80,000.00
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    1           U        JOHN DEERE     310E    Equity Add On #17 880171959 AB Wheel    T0310EX839952                 $11,944.32
                                                Loader Backhoe Ins Value $35,000.00
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    1                                           Operating Loan w/Additional                                           $30,000.00
                                                Security of:
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    1           U        JOHN DEERE      650G   Crawler Dozer, Ins Value                T0650GII851874                    $0.00
                                                $52,000.00
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    1           U        JOHN DEERE      210L   Landscape Loader, Ins Value             T0210LE840042                      0.00
                                                $21,000.00
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
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 Quantity    Manufacturer   Model     Description of Trade-In (From Purchase Order      Product Identification No.            Amount
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 CASH DOWN PAYMENT: $0.00                                                                     TOTAL TRADE-IN:              $0.00
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
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           MONTHLY INSTALLMENTS
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Number of       Amount of     First Payment
Payments       Each Payment       Due Date                                 ITEMIZATION OF PRINCIPAL BALANCE
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
   36             $2,007.87        11/20/02
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                                                        Sales Tax Paid to Government Agencies                               $0.00
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                                                        Cash Price (Including Tax)                            1        $64,103.53
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                                                        Total Down Payment, Sum of Trade-In and               2             $0.00
                                                        Cash Down Payment
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                                                        Unpaid Balance of Cash Price (Paid to Seller)         3        $64,103.53
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                                                        Official Fees (Paid to Public Officials)              4             $7.00
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                                                        Documentation Fees                                    5         $1,014.50
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Payments are due each successive month on the same      Principal Balance (Lines 3, 4 and 5)
day of the month as the first payment except as         The amount of credit provided to Borrower(s)          6        $65,125.03
follows:
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                                                        Finance Charge (Based on Line 6)
                                                        The dollar amount the credit will cost Borrower(s)    7         $7,158.29
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                                                        Total (Lines 6 and 7). The amount the Borrower(s)
                                                        will have paid after having made all payments as
                                                        scheduled                                             8        $72,283.32
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DATE FINANCE CHARGE BEGINS: 10/20/02                    Interest Rate:                                                      6.90%
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

SECURITY AGREEMENT: To secure the indebtedness evidenced by this contract and any other indebtedness that I may owe to Secured Party or its affiliate, I grant Secured Party a Security Interest in the Goods described above (which term includes items, if any, listed as "security" or "additional security") and all parts and accessories now or hereafter incorporated in or on such Goods by way of addition, accession, or replacement. Buyer represents that all trade-in property, if any, is free and clear of all security agreements, liens and encumbrances. I also grant you a Security Interest in all proceeds, including insurance proceeds and refund of insurance premiums financed hereunder. I acknowledge that all security granted on any other Contract between you and me shall also ensure the obligations described in this Contract. You can inspect the Goods at anytime. I REPRESENT THAT THE GOODS ARE BEING PURCHASED FOR A BUSINESS OR COMMERCIAL PURPOSE.

EARLY PAYMENT: I may prepay my obligation in full at any time prior to the original or extended maturity and will be charged only for earned Finance Charges.

ADDITIONAL CONTRACT INFORMATION: See the front and back of this agreement for additional information and terms regarding non-payment, default, the right to demand immediate payment, and prepayment refunds.

LATE PAYMENTS: On each installment not paid within ten (10) days of its due date, I promise to pay you a late charge not to exceed 5% of the delinquent installment.

FINANCE CHARGE BEGIN DATE: I acknowledge that unless this Contract is not accepted by Secured Party, the finance charge shall commence accruing on this date specified above, regardless of when I execute this Contract.
STATE LAW APPLYING: THE CONSTRUCTION AND VALIDITY OF THIS AGREEMENT SHALL BE CONTROLLED BY THE LAW OF THE STATE OF IOWA, WHERE THIS AGREEMENT IS ACCEPTED, AND THE VALIDITY OF THE SECURITY INTEREST SHALL BE CONTROLLED BY THE LAW OF THE STATE WHERE THE GOODS ARE TO BE KEPT AND USED.

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      PHYSICAL DAMAGE INSURANCE REQUIRED (See Provisions on Reverse Side)
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  ADDITIONAL PROVISIONS CONCERNING RIGHTS OF THE PARTIES ON REVERSE SIDE ARE A
                             PART OF THIS CONTRACT
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NOTICE TO BORROWER(S): 1. Do not sign this contract before you read it or if it contains blank spaces. 2. You are entitled to an exact and completely filled in copy of this contract when you sign it. Keep it to protect your rights.

CAUTION: IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN
IT.

I acknowledge receipt of a true copy hereof.

MEADOW VALLEY CONTRACTORS, INC.

Bradley E. Larson                     President           10/14/02
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Borrower's (Debtor's) Signature       BRAD LARSON           Date



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Borrower's (Debtor's) Signature                             Date


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Borrower's (Debtor's) Signature                             Date


DO NOT WRITE IN SHADED AREA - FOR DEERE CREDIT SERVICES, INC. USE ONLY

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      Accepted by: Deere Credit, Inc. (Lender/Secured Party)

At    6400 NW 86th Street PO Box 6600, Johnston, Iowa 50131-6600
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By
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                    (Authorized Signature)               Date

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